UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8 – K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report:   May 14, 2009

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number           001-08123

DELAWARE	36-2675371

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:     (312) 467-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR   240.13e-4(c))

 ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE TO FISCAL YEAR.

On May 14, 2009, the Board of Directors approved an amendment to Section 2.9 of Article II of the Company’s By-Laws to expand upon its advance notice procedures if a stockholder wishes to present a nomination for director or other proper business at the Company’s annual meeting of stockholders.   The amendment provides for a ninety-day advance notice and adds to the information that a stockholder must provide to the Company regarding the stockholder or his or her nominee.

Item 9.01                                Financial Statements and Exhibits.

The following Exhibits are included herein:

(d)           Exhibits

3           Amended and Restated Bylaws of Quixote Corporation as amended through May 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE: May 15, 2009	By:	/s/ Daniel P. Gorey
DANIEL P. GOREY
Executive Vice President, Chief Financial Officer and Treasurer (Chief Financial & Accounting Officer)